Eaton Vance Management

Two International Place

Boston, MA 02110

(617) 482-8260

www.eatonvance.com

October 19, 2020

Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Attn: Office of Filings, Information & Consumer Services

Re:	Eaton Vance Special Investment Trust (the “Registrant”) (1933 Act File No. 002-27962) on behalf of Eaton Vance Growth Fund (the “Fund”)

Ladies and Gentlemen:

On behalf of the Registrant and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing is an exhibit containing interactive data format risk/return summary information that mirrors the risk/return summary information in a Prospectus dated May 1, 2020 as revised September 21, 2020. The purpose of the filing is to submit the 497(e) filing dated September 21, 2020 in XBRL for the Fund.

Please contact me at (617) 672-8509 if you have any questions or comments.

Very truly yours,

/s/ Deanna R. Berry

Deanna R. Berry

Assistant Vice President